Exhibit 32.1

CERTIFICATION OF DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yan Zhuang, Chief Executive Officer of Kinglake Resources, Inc., certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the amended quarterly Report on Form 10-QSB for the quarterly period ended January 31, 2008 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Kinglake Resources, Inc.

KINGLAKE RESOURCES INC.

Date: March 18, 2008	By:	/s/Yan Zhuang
Yan Zhuang Chief Executive Officer and Director

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Kinglake Resources, Inc. and will be retained by Kinglake Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.